UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

BARNWELL INDUSTRIES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of Incorporation)

1-5103	72-0496921
(Commission File Number)	(IRS Employer Identification No.)

24 Greenway Plaza, Suite 1800, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

(713) 730-7026
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American
Common Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 13, 2026, Barnwell Industries, Inc. (the "Company") posted a Questions & Answers document on its investor relations website (https://ir.brninc.com) providing supplemental information regarding the previously announced proposed sale of the Company's Canadian oil and natural gas business. The proposed transaction was previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2026, and the related press release.

A copy of the Questions & Answers document is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
99.1	Questions & Answers regarding Proposed Sale of Canadian Oil and Gas Business, dated October 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2026

BARNWELL INDUSTRIES, INC.

By:	/s/ Philip F. Patman, Jr.
Name:	Philip F. Patman, Jr.
Title:	Chief Financial Officer and Treasurer